EXHIBIT 10.1
                                                                    ------------

TEXT MARKED BY [* * *] HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


                         [SIGNATURE EYEWEAR LETTERHEAD]



February 9, 2007

Sean Anglim
Head of Operations
Laura Ashley Limited
27 Bagleys Lane
Fulham, London
SW6 2QA

Dear Sean:

Per our conversation, Laura Ashley confirms there is no minimum sales requirement for the 2006/07 contract year.

     1. For the 2006/07 contract year ending January 31, 2007, Signature will pay a royalty minimum of * * * (a final payment of * * * to be made March 19, 2007).

     2. For royalty and administrative support in conjunction with building the brand, in respect of the year ending January 27, 2007, Signature will pay Laura Ashley * * * (three payments of * * * in May 07, August 07, November 07, and the balance of * * * in January 08).

     3. Signature also agrees to a fee of * * *, in respect of the year ending January 27, 2007, to be paid in March of 2007.

     4. Signature and Laura Ashley agree to extend the license agreement until January 2010 under the following terms and conditions:

          a.) Signature will pay Laura Ashley the greater of * * * royalty or the minimum royalty as outlined below:

          b.)  Year                 Minimum Royalty
               ----                 ---------------

               2007/06                   * * *
               2006/09                   * * *
               2009/10                   * * *

Signature truly appreciates Laura Ashley's understanding in regard to the future development of the Laura Ashley eyewear brand. We are excited to work together to build a strong and profitable eyewear business in the years to come.

Please sign our memorandum of understanding and fax back to 310-330-270. If you have any questions please call us at 9 am (PST) on Thursday.

Best,




Michael Prince                                    /s/ Sean Anglim
----------------------                            ------------------------------
CEO                                               Approved and Accepted
Signature Eyewear                                 Sean Anglim-Head of Operations
                                                  Laura Ashley Limited